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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported) September 12, 1997
                        Commission File Number 1-6862


                      DONALDSON, LUFKIN & JENRETTE, INC.
                          (Exact name of registrant)


           Delaware                              13-1898818
    (State of organization)         (I.R.S. Employer Identification Number)


                                277 Park Avenue
                           New York, New York 10172
             (Address of principal executive offices and zip code)

                                (212) 892-3000
                        (Registrant's telephone Number)














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ITEM 5.  OTHER EVENTS

                  On August 22, 1997, Donaldson, Lufkin & Jenrette, Inc. (the "Company") filed a registration statement (File No. 333-34149) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $1,000,000,000 in securities of the Company (the "Registration Statement"). On August 26, 1997, the Commission declared the Registration Statement effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus.")

                  The Company filed on September 15, 1997 a supplement to the Prospectus, dated September 12, 1997, relating to the issuance and sale of $350,000,000 of Global Floating Rate Notes due September 2002 (the "Global Floating Rate Notes Supplement"), with the Commission. In connection with the filing of the Global Floating Rate Notes Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

                  The following exhibits are filed with this report on Form
8-K:

         1 Underwriting Agreement dated as of September 12, 1997 by and among Donaldson, Lufkin & Jenrette, Inc. and the several Underwriters named therein.

         4.1 Form of First Supplemental Indenture between the Company and The Chase Manhattan Bank as Trustee relating to the issuance of $350,000,000 aggregate principal amount of Global Floating Rate Notes.

         5.1 Opinion of Wilmer, Cutler & Pickering as to validity of the Notes.

         5.2 Opinion of Wilmer, Cutler & Pickering as to certain tax matters.

         23.1 Consent of Wilmer, Cutler & Pickering (included as part of Exhibits 5.1 and 5.2)

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DONALDSON, LUFKIN & JENRETTE, INC.



                                      By:   /s/ Marjorie S. White
                                        ----------------------------------
                                      Name:  Marjorie S. White
                                      Title: Secretary



Dated: September 17, 1997


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                     EXHIBIT

1 Underwriting Agreement dated as of September 12, 1997 by and among Donaldson, Lufkin & Jenrette, Inc. and the several Underwriters named therein.

4.1 Form of First Supplemental between the Company and The Chase Manhattan Bank as Trustee relating to the issuance of $350,000,000 aggregate principal amount of Global Floating Rate Notes.

5.1 Opinion of Wilmer, Cutler & Pickering as to validity of the Notes.

5.2 Opinion of Wilmer, Cutler & Pickering as to certain tax matters.

23.1 Consent of Wilmer, Cutler & Pickering (included as part of Exhibits 5.1 and 5.2)

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